VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance as of December 31, 2022	3,300,778	(634,993)	2,665,785
Acquired vessels	247,304	—	247,304
Other additions	8,524	—	8,524
Disposals and transfer to Vessels Held for Sale	(66,404)	22,835	(43,569)
Transfer from newbuildings	143,305	—	143,305
Impairment loss	(11,780)	—	(11,780)
Depreciation	—	(56,675)	(56,675)
Balance as of June 30, 2023	3,621,727	(668,833)	2,952,894

At June 30, 2023, we owned 18 Newcastlemaxes, 33 Capesizes and 30 Panamaxes (At December 31, 2022: 13 Newcastlemaxes, 35 Capesizes and 27 Panamaxes).

In February 2023, the Company entered into an agreement to acquire six modern 208,000 dwt Newcastlemax vessels equipped with exhaust gas cleaning systems, or scrubbers, for a total consideration of $291.0 million. The newly acquired vessels are chartered back to their former owner, an unrelated third party, for approximately 36 months at an average net TCE rate of just above $21,000 per day. As of June 30, 2023, five vessels were delivered to the Company and $241.0 million in consideration was paid for these vessels. In addition, the Company paid a 10% deposit totaling $5.0 million for the remaining acquired Newcastlemax vessel.

The time charter contracts attached to the five Newcastlemax vessels delivered in the six months ended June 30, 2023, were valued to net $6.3 million, which was capitalized upon delivery of vessels and recorded as an asset of $0.6 million and a liability of $6.9 million.

In March 2023, the Company entered into an agreement to sell two Capesize vessels, Golden Feng and Golden Shui, to an unrelated third party for an aggregate net sale price of $43.6 million. As of June 30, 2023, the vessels were delivered to their new owners, and as such the vessels are no longer classified as held for sale. The Company recorded an impairment loss of $11.8 million in connection with the sale.

With reference to Note 12, "Newbuildings", during the period four newbuildings were delivered to the Company and related accumulated costs were transferred to the "Vessel and equipment" in the total amount of $143.3 million.

For the six months ended June 30, 2023, we capitalized $2.6 million in total in relation to the installation of ballast water treatment systems and $5.9 million in relation to the completed installation of scrubbers on its owned vessels.
Total depreciation expense for own vessels and equipment was $56.7 million for the six months ended June 30, 2023. In addition, we depreciated $7.4 million of our finance leased assets during the six months ended June 30, 2023.VESSELS HELD FOR SALE
In March 2023, we entered into an agreement to sell two Capesize vessels, Golden Feng and Golden Shui, to an unrelated third party for an aggregate net sale price of $43.6 million. The vessels were delivered to their new owner in May 2023, and as such the vessels is no longer classified as held for sale as of June 30, 2023. The Company recorded an impairment loss of $11.8 million related to the sale.

In June 2022, we entered into an agreement to sell en-bloc two Ultramax vessels, Golden Cecilie and Golden Cathrine to an unrelated third party for $63.0 million. As of June 30, 2022, the vessels were recorded as "Vessels held for sale".